			ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

						  (LOGO)


					  1999 Annual Report
					  September 30, 1999

Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capi-tal appreciation--which objectives the Company considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                                HIGHLIGHTS

Performance thru 9/30/99 (with dividends reinvested)

                                   9 Months  1 Year  5 Year   10 Year
                                   --------  ------  -------  -------
Ellsworth market value.............  0.11%   10.39%  111.42%  231.06%
Ellsworth net asset value *........  3.51    17.31   106.05   213.77
Closed-end convertible fund average  8.91    17.12    79.73   192.39
S&P 500 +..........................  5.37    27.79   205.42   372.6
Russell 2000 +.....................  2.33    19.15    66.84#  139.77#

Performance data represent past results and do not reflect future performance.

* From Lipper, Inc. Closed-End Fund Performance Analysis.
+ From Bloomberg L.P. pricing service.
# Simple appreciation of index.
------------------------------------------------------------------------------

Quarterly History of NAV and Market Price

             Net Asset Values       Market Prices (AMEX, symbol ECF)
Qtr Ended  High     Low    Close     High     Low    Close
--------- ------  ------  ------    ------   -----   -----
Dec 1998  $11.39  $10.04  $11.11    $10.63   $8.88   $9.63
Mar 1999   11.50   10.99   11.44     10.00    9.38    9.75
Jun 1999   11.84   11.15   11.69      9.94    9.19    9.63
Sep 1999   12.18   11.18   11.23     10.00    9.06    9.38

------------------------------------------------------------------------------

Dividend Distributions (12 Months)

 Record     Payment              Capital             *Corporate
  Date       Date      Income     Gains     Total     Deduction
--------   --------    ------    -------    ------   ----------
 11/2/98   11/28/98    $0.048    $1.362     $1.410       50%
  2/8/99    2/22/99     0.090      ---       0.090       49
 5/13/99    5/27/99     0.090      ---       0.090       49
 8/16/99    8/30/99     0.090      ---       0.090       49
                       ------    ------     ------
                       $0.318    $1.362     $1.680

* Percentage of each ordinary income distribution qualifying for the dividend received tax deduction by corporate shareholders.

TO OUR SHAREHOLDERS

The market is moving through a period of uncertainty; uncertainty as to the direction of interest rates, inflation and corporate profits. This kind of uncertainty makes for a skittish and volatile stock market. The interest rate on 30 year U.S. Treasury Bonds rose from 5% in October 1998 to 6.38% in October 1999. It has fallen to 6.09% so far this month. Inflation as measured by the Producer Price All Commodities Index (PPACI) was deflating at a year over year rate of 3.4% a year ago and rose at a year over year rate of 3.4% in September of this year. Finally, corporate profits that had been growing at over 10% per year through much of this decade are now expected to grow at roughly 8% per year. These changes tend to make the market riskier and more volatile.

On the positive side, money continues to flow into pension plans and 401K plans. Interest rates have not broken out of their long secular trend down from their peak in 1981 and the rise in the PPACI may only reflect the rebound in Asia that actually could help corporate profits in the future. Therefore we continue to believe that the U.S. economy still has good growth to come and that the stock market should reflect that growth. We do also believe that the risk of a downturn in the stock market is greater than it has been if inflation rises, pension plans turn their focus away from stocks and interest rates reverse their long-term trend.

Corporate governance has become a major focus of the regulatory authorities (primarily the Securities and Exchange Commission) and the Investment
Company Institute as well. One of the major proposals is a requirement that investment company Boards of Directors consist of at least two-thirds independent directors (directors who are otherwise unaffiliated with management). The current requirement has been only 40 per cent. Ellsworth has consistently had two-thirds or more of its directors unaffiliated with management throughout its history. The current make up of the Board is seven independent directors and two inside directors. All of us at Ellsworth have believed since the Fund's founding that this is the most appropriate way to govern an investment company.

In its October 1999 edition of the Principia Pro for Closed-End Funds, Morningstar* continued to rate Ellsworth at four stars (above average). Shareholders who wish a copy of this report should contact us.

At its October meeting the Board of Directors declared a dividend totaling $1.29 per share. This dividend consists of 5.8 cents per share from undistributed net investment income, 25.6 cents per share from net short-term capital gains and 97.6 cents per share from net long-term gain on investments realized in the fiscal year 1999. This dividend will be payable on November 29, 1999 to shareholders of record on October 29, 1999.

The 2000 annual meeting of shareholders will be held in Bonita Bay, Florida on January 21, 2000. Particulars will be included in the Proxy statement. All shareholders are welcome to attend and we hope to see you there.




/s/ Thomas H. Dinsmore
Chairman of the Board

November 5, 1999

* Morningstar is a mutual fund analysis and statistical reporting service that reports on and rates most mutual funds.

See Important Factors Regarding Forward-Looking Statements on page 14 of this report.

LARGEST INVESTMENT HOLDINGS by underlying common stock

Principal
 Amount                                                                     Value        % Total
or Shares                                                                  (Note 1)     Net Assets
---------                                                                 ----------    ----------
1,000,000    Lucent Technologies, Inc.....................................$3,285,000      3.4
               Designer, developer and manufacturer of communications
               systems, software and products.
               (exchangeable from NatWest Markets 0% due 2003)

3,000,000    Cable and Wireless Communications plc........................ 3,153,750      3.3
               An integrated telecommunications company operating
               throughout the United Kingdom, as well as a provider of
               television and Internet services.
               (exchangeable from Bell Atlantic Financial 4 1/4% due 2005)

2,013,000    Time Warner, Inc............................................. 3,126,000      3.3
               A media company with operations in entertainment, cable
               networks and publishing.
               (exchangeable from Houston Industries 7% due 2000 and
               Merrill Lynch 0.25% due 2004)

3,000,000    Telecom Corp. of New Zealand................................. 3,035,625      3.2
               The principal supplier of telecommunications in New Zealand
               (exchangeable from Bell Atlantic Financial 5 3/4% due 2003)

2,200,000    General Electric Corp........................................ 2,428,000      2.5
               Develops and manufactures products for the utilization of
               electricity. GE also offers financial services through GE Capital
               Services, Inc. and owns the National Broadcasting Company.
               (exchangeable from CS First Boston, Inc. 2 1/4% due 2003 and
               Exch. Certificate 1 1/4% due 2004)

1,750,000    AES Corp..................................................... 2,248,750      2.3
               Owns or has an interest in ninety-four power facilities
               throughout the world.

1,500,000    Clear Channel Communications, Inc............................ 2,098,125      2.2
               A diversified media company with operations in broadcasting and outdoor advertising.

  196,469    Amgen, Inc................................................... 2,026,082      2.1
               Develops, manufactures and markets human therapeutics,
               concentrating mainly on the areas of hematology, cancer and infectious disease.
               (exchangeable from TARGETS Trust IV notes)

   20,600    BankAmerica Corp............................................. 1,884,900      2.0
               Provides retail banking and financial services throughout
               the United States.
               (exchangeable from Jefferson-Pilot 7 1/4% due 2000)

2,000,000    Penn Treaty American Corp.................................... 1,857,500      1.9
               Underwrites, markets and sells various insurance products, which principally cover long-term nursing home care and
               home health care.

             Total                                                       $25,143,732     26.2

MAJOR INDUSTRY EXPOSURE
                                                      % Total
                                                     Net Assets
                                                     ----------
Telecommunications..................................   12.34%
Energy..............................................   11.34
Technology..........................................   11.19
Health Care & Drugs.................................   10.89
Entertainment.......................................    8.94
Banking.............................................    7.22
Retail..............................................    6.80
Financial & Insurance...............................    4.81
Cable...............................................    4.49
Data-Processing Services............................    2.93
                                                     ----------
Total                                                  80.95%

---------------------------------------------------------------

MAJOR PORTFOLIO CHANGES by underlying common stock
Three months ended September 30, 1999
                                                      Principal
                                                       Amount
                                                      or Shares
                                                      ---------
ADDITIONS
Amgen, Inc.
 (exchangeable from TARGETS Trust IV)................   196,469
AT&T Corp.
 (exchangeable from UBS AG).......................... 1,250,000
Cable and Wireless Communications plc
 (exchangeable from Bell Atlantic Financial)......... 2,000,000
Caremark Rx, Inc.
 (exchangeable from Caremark Rx Capital Trust).......    20,000
CMS Energy Corp......................................    25,000
The Coastal Corp.....................................    40,000
Cox Communications, Inc..............................    20,000
Devon Energy Corp.
 (exchangeable from Kerr-McGee Corp.)................    45,000
Enron Corp...........................................    45,000
Georgia-Pacific Corp.................................    20,000
Level 3 Communications, Inc.......................... 1,500,000
Siebel Systems, Inc.................................. 1,000,000

REDUCTIONS
Alpharma, Inc........................................ 1,000,000
Boeing Company.......................................    44,632
Fleetwood Capital Trust..............................    40,000
HealthSouth Corp..................................... 1,250,000
Home Depot, Inc...................................... 1,000,000
Human Genome Sciences, Inc........................... 1,000,000
Merck & Co., Inc.
 (exchangeable from Republic National Bank of NY).... 1,000,000
Morgan Stanley Dean Witter technology note
 (CSCO, EDS, HWP, INTC, MSFT & ORCL)................. 1,000,000
News Corp............................................    10,000
NTL Communications Corp.............................. 1,250,000
Minnesota Mining and Manufacturing
 (exchangeable from CS First Boston, Inc............. 1,000,000

PORTFOLIO OF INVESTMENTS           September 30, 1999

  Principal
   Amount                                                                            Identified     Value
  or Shares                                                                            Cost       (Note 1)
 -----------                                                                         -----------  -----------
                ADVERTISING--1.5%
 $1,500,000     Interpublic Group Cos., Inc. 1.87% 2006 cv. sub. notes 144A (NR)..... $1,298,614   $1,391,250
                                                                                     -----------  -----------
                AEROSPACE--1.6%
    350,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes 144A (B3)..............    350,000      309,750
    125,000     Orbital Sciences Corp. 5% 2002 cv. sub. notes (B3)...................    122,656      110,625
    825,000     Simula, Inc. 8% 2004 sr. cv. sub. notes (NR).........................    832,875      598,125
    700,000     SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A (NR)......................    701,438      542,500
                                                                                     -----------  -----------
                                                                                       2,006,969    1,561,000
                                                                                     -----------  -----------
                AUTOMOTIVE--0.7%
    750,000     Standard Motor Products, Inc. 6 3/4% 2009 cv. sub. deb. (B1).........    750,000      660,469
                                                                                     -----------  -----------
                BANKING--7.2%
     50,000shs  CNB Capital Trust I 6% SPuRS (Baa2)
                 (exch. for CNB Bancshares, Inc. common stock).......................  1,253,063    1,462,500
     40,000shs  National Australia Bank Ltd. 7 7/8% exch. capital units (A1).........  1,038,700    1,095,000
     40,000shs  WBK Trust 10% STRYPES * (NR)
                 (exch. for Westpac Banking Corp., Ltd. common stock)................  1,065,785    1,180,000
  1,665,000     BankAtlantic Bancorp 5 5/8% 2007 cv. sub. deb. (NR)..................  1,898,625    1,307,025
     20,600     Jefferson-Pilot Corp. 7 1/4% 2000 ACES-a * (A1)
                 (exch. for BankAmerica Corp. common stock)..........................  1,853,661    1,884,900
                                                                                     -----------  -----------
                                                                                       7,109,834    6,929,425
                                                                                     -----------  -----------
                CABLE--4.5%
     20,000shs  Cox Communications, Inc. 7% FELINE PRIDES * (Baa2)...................  1,000,000    1,155,000
  1,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 sr. exch. notes
                 144A (A1) (exch. for cash equiv. of Cable & Wireless
                 Communications plc common stock)....................................  1,022,755    1,051,250
  2,000,000     Bell Atlantic Financial Services, Inc. 4 1/4% 2005 euro. sr. exch.
                 notes (A1)  (exch. for cash equiv. of Cable & Wireless
                 Communications plc common stock)....................................  2,230,554    2,102,500
                                                                                     -----------  -----------
                                                                                       4,253,309    4,308,750
                                                                                     -----------  -----------
                CAPITAL GOODS--2.5%
  1,700,000     CS First Boston, Inc. 2 1/4% 2003 sr. medium-term exch. notes (A1)
                 (exch. for General Electric Corp. common stock).....................  1,700,000    1,959,250
    500,000     Exchangeable Certificate Corp. 1 1/4% 2004 exch. notes 144A (AAA)
                 (exch. for General Electric Corp. common stock).....................    482,242      468,750
                                                                                     -----------  -----------
                                                                                       2,182,242    2,428,000
                                                                                     -----------  -----------
                CONSUMER GOODS--0.7%
     17,500shs  Newell Financial Trust I 5 1/4% QUIPS 144A (A3)
                 (conv. into Newell Rubbermaid, Inc. common stock)...................    878,750      708,750
                                                                                     -----------  -----------
                DATA-PROCESSING SERVICES--2.9%
  1,100,000     American Express Credit Corp. 1 1/8% 2003 cash exch. notes (Aa3).....  1,055,617    1,332,375
  1,750,000     National Data Corp. 5% 2003 cv. sub. notes (Ba3).....................  1,746,875    1,483,125
                                                                                     -----------  -----------
                                                                                       2,802,492    2,815,500
                                                                                     -----------  -----------
                ELECTRIC UTILITIES--1.7%
     20,000shs  NiSource, Inc. PIES-b * (Baa1).......................................  1,000,000      857,500
     15,000shs  Texas Utilities Co. 9 1/4% FELINE PRIDES * (Baa3)....................    772,163      739,688
                                                                                     -----------  -----------
                                                                                       1,772,163    1,597,188
                                                                                     -----------  -----------
                ENERGY--11.3%
     22,500shs  Apache Corp. $2.015 dep. shs. repstg. series C ACES-b pfd.*(Baa2)....    720,750      900,000
     25,000shs  CMS Energy Corp. 8 3/4% adj. cv. trust securities * (NR).............  1,037,500      914,063
     40,000shs  The Coastal Corp. 6 5/8% FELINE PRIDES * (Baa2)......................  1,000,000    1,042,500
  1,750,000     AES Corp. 4 1/2% 2005 cv. jr. sub. deb. (B1).........................  1,750,000    2,248,750
    500,000     Devon Energy Corp. 4.95% 2008 cv. sub. deb. (Baa2)...................
                 (conv. into Chevron Corp. common stock).............................    499,375      498,438

PORTFOLIO OF INVESTMENTS           September 30, 1999 (continued)

  Principal
   Amount                                                                             Identified     Value
  or Shares                                                                             Cost       (Note 1)
 -----------                                                                         -----------  -----------
                ENERGY--continued
 $1,050,000     Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv. sub. notes (Baa1).... $1,064,375   $1,103,813
     45,000     Enron Corp. 7% 2002 exch. notes * (NR)...............................  1,001,250    1,004,063
     45,000     Kerr-McGee Corp. 5 1/2% 2004 DECS * (Baa1)
                 (exch. for Devon Energy Corp. common stock).........................  1,493,438    1,755,000
    500,000     Loews Corp. 3 1/8% 2007 cv. sub. notes (A2)
                 (conv. into Diamond Offshore Drilling, Inc. common stock)...........    450,000      423,750
  1,000,000     Swiss Life Financial Ltd. 2% 2005 GEMMS 144A (NR)
                 (exch. for Royal Dutch Petroleum common stock)......................  1,024,309      997,500
                                                                                     -----------  -----------
                                                                                      10,040,997   10,887,877
                                                                                     -----------  -----------
                ENTERTAINMENT--8.9%
     13,000shs  Houston Industries, Inc. 7% 2000 ACES-a * (Baa1)
                 (exch. for Time Warner, Inc. common stock)..........................    771,167    1,326,000
     20,000shs  UnitedGlobalCom dep. shs. repstg. 7% series C sr. cum. cv. pfd.
                144A (NR)............................................................  1,006,250    1,030,000
    500,000     At Home Corp. 0.5246% 2018 cv. sub. deb. 144A (NR)...................    409,149      318,125
  1,500,000     Clear Channel Communications, Inc. 2 5/8% 2003 sr. cv. notes (Baa3)..  1,500,000    2,098,125
  1,000,000     Imax Corp. 5 3/4% 2003 cv. sub. notes 144A (B1)......................  1,000,000    1,082,500
  2,000,000     Merrill Lynch & Co., Inc. 0.25% 2006 series B medium-term notes
                 (A3)(exch. for Time Warner, Inc. common stock)......................  2,000,000    1,800,000
     20,000     The Seagram Co. Ltd. 7 1/2% 2002 adj. cv.-rate equity security
                units* (Ba2).........................................................  1,002,500      928,750
                                                                                     -----------  -----------
                                                                                       7,689,066    8,583,500
                                                                                     -----------  -----------
                FINANCIAL & INSURANCE--4.8%
     13,000shs  American General Delaware, L.L.C. 6% cv. A MIPS (A2).................    658,455    1,040,000
     20,000shs  Frontier Financing Trust 6 1/4% cv. trust originated pfd. 144A (Ba2)
                 (conv. into Frontier Insurance Group, Inc. common stock)............  1,046,875      690,000
    500,000     American International Group 2 1/4% 2004 cv. medium-term notes (Aaa).    500,000      653,750
  1,375,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes 144A (BB+).....  1,406,875    1,277,031
    625,000     Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes (BB+)..........    605,938      580,469
     10,730     Southwest Securities Group, Inc. 5% 2004 DARTS * (NR)
                 (exch. for Knight/Trimark Group, Inc. Class A common stock).........    608,257      380,915
                                                                                     -----------  -----------
                                                                                       4,826,400    4,622,165
                                                                                     -----------  -----------
                FOODS--1.0%
     20,000     Ralston Purina Co. 7% 2000 SAILS * (Baa1)
                 (exch. for Interstate Bakeries Corp. common stock)..................  1,242,263      940,000
                                                                                     -----------  -----------
                HEALTH CARE & DRUGS--10.9%
     20,000shs  Caremark Rx Capital Trust I 7% SPuRS (B-)
                 (exch. for Caremark Rx, Inc. common stock)..........................  1,000,000      908,750
  2,000,000     The Bear Stearns Cos., Inc. 1% 2006 medium-term notes (A2)
                 (conv. into an index comprised of Merck & Co., Inc. and Pfizer, Inc.
                 common stocks)......................................................  2,000,000    1,630,000
                Elan Finance Corp. 0% 2018 LYON 144A (Baa3)
  3,000,000      (exch. for ADR's representing Elan Corp., plc common stock).........  1,620,580    1,711,875
                Merrill Lynch & Co., Inc. 1% 2003 euro medium-term notes (Aa3)
    900,000      (cv. into Novartis AG common stock).................................    898,875      789,750
                Roche Holdings, Inc. 0% 2010 LYON 144A (NR)..........................  1,316,667    1,503,125
  2,500,000     Sepracor, Inc. 7% 2005 cv. sub. deb. 144A (CCC+).....................  1,000,000      931,250
  1,000,000     Swiss Life Financial Ltd. 2% 2003 GEMMS 144A (NR)
  1,000,000     (exch. for Glaxo Wellcome plc common stock)..........................  1,038,474      957,500
                TARGETS Trust IV exch. notes * (NR)
    196,469     (exch. for Amgen, Inc. common stock).................................  1,999,990    2,026,082
                                                                                     -----------  -----------
                                                                                      10,874,586   10,458,332
                                                                                     -----------  -----------

PORTFOLIO OF INVESTMENTS           September 30, 1999 (continued)

  Principal
   Amount                                                                            Identified     Value
  or Shares                                                                              Cost       (Note 1)
 -----------                                                                         -----------  -----------
                PAPER & PAPER PRODUCTS--0.9%
    $20,000     Georgia-Pacific Corp. 7 1/2% 2002  PEPS * (Baa2)..................... $1,000,000     $885,000
                                                                                     -----------  -----------
                RETAIL--6.8%
     32,500shs  Dollar General Trust 8 1/2% STRYPES * (NR)
                 (conv. into Dollar General Corp. common stock)......................  1,176,882    1,405,625
      8,700shs  Estee Lauder Trust 6 1/4% TRACES II * (NR)
                 (conv. into Estee Lauder Companies, Inc. common stock)..............    730,455      678,600
    500,000     Amazon.com, Inc. 4 3/4% 2009 cv. sub. notes 144A (Caa3)..............    500,000      586,250
  1,000,000     Costco Companies, Inc. 0% 2017 cv. sub. notes 144A (A3)..............    549,614      866,250
  1,000,000     Costco Companies, Inc. 0% 2017 cv. sub. notes  (A3)..................    811,161      866,250
    500,000     The Home Depot, Inc. 3 1/4% 2001 cv. sub. notes (A1).................    503,125    1,487,813
  1,000,000     Office Depot, Inc. 0% 2007 LYON (Baa2)...............................    658,363      638,750
                                                                                     -----------  -----------
                                                                                       4,929,600    6,529,538
                                                                                     -----------  -----------
                STAFFING SERVICES--1.3%
  1,500,000     Interim Services, Inc. 4 1/2% 2005 cv. sub. notes (Ba3)..............  1,422,500    1,191,563
                                                                                     -----------  -----------
                TECHNOLOGY--11.2%
      7,500shs  PSINet, Inc. 6 3/4% cv. pfd. C (Caa).................................    375,000      301,875
  1,000,000     Citrix Systems, Inc. 0% 2019 cv. sub. deb. 144A (NR).................    365,615      482,500
  1,500,000     CS First Boston, Inc. 1% 2006 medium-term exch. notes (AA)
                 (exch. for Microsoft Corp. common stock)............................  1,500,000    1,455,000
  1,500,000     Hewlett-Packard Co. 0% 2017 LYON 144A (Aa3)..........................    858,393      916,875
    250,000     MindSpring Enterprises, Inc. 5% 2006 cv. sub. notes (B3).............    250,000      232,969
  1,000,000     NatWest Markets 0% 2003 exch. trust securities 144A + (NR)
                 (exch. for Lucent Technologies, Inc. common stock)..................    968,459    3,285,000
    500,000     Sanmina Corp. 4 1/4% 2004 cv. sub. notes 144A (B+)...................    500,000      558,125
  1,000,000     Siebel Systems, Inc. 5 1/2% 2006 cv. sub. notes 144A (NR)............  1,002,813      980,000
    750,000     STMicroelectronics, N.V. 0% 2009 LYON (BBB2).........................    589,826      600,000
     11,000     Times Mirror Company 4 1/4% 2001 PEPS * (A1)
                 (exch. for America Online, Inc. common stock).......................    393,910      911,625
  1,000,000     VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes (NR)................  1,012,750    1,026,250
                                                                                     -----------  -----------
                                                                                       7,816,766   10,750,219
                                                                                     -----------  -----------
                TELECOMMUNICATIONS--12.3%
     20,000shs  Globalstar Communications, Ltd. 8% cv. pfd. 144A (Caa)...............  1,000,000    1,135,000
  3,000,000     Bell Atlantic Financial Services, Inc. 5 3/4% 2003 sr. exch. notes
                 144A (A1)(exch. for cash equiv. Telecom Corp. of New Zealand common
                 stock)..............................................................  3,162,844    3,035,625
  1,000,000     Exchangeable Certificate Corp. 0.25% 2006 exch. notes 144A
                 (AAA)(exch. for specific telephone and cable common stocks **)......  1,000,000      986,250
  1,500,000     Level 3 Communications, Inc. 6% 2009 cv. notes (Caa1)................  1,500,000    1,495,313
     15,000     MediaOne Group, Inc. 6 1/4% 2001 PIES-a * (Ba1)
                 (exch. for ADR's representing Vodafone AirTouch plc common stock)...    871,875    1,574,063
  1,000,000     Nextel Communications, Inc. 4 3/4% 2007 cv. sr. notes 144A (B2)......  1,000,000    1,567,500
  1,000,000     Telefonos De Mexico, S.A. 4 1/4% cv. sr. deb. (BB)...................  1,000,000      945,000
  1,250,000     UBS AG 1 1/2% 2006 exch. notes (Aa1)
                 (exch. for AT&T Corp. common stock).................................  1,250,000    1,109,375
                                                                                     -----------  -----------
                                                                                      10,784,719   11,848,126
                                                                                     -----------  -----------

PORTFOLIO OF INVESTMENTS           September 30, 1999 (continued)


  Principal                                                                           Identified      Value
    Amount                                                                               Cost        (Note 1)
 -----------                                                                         -----------  -----------
    $17,000     U.S. TREASURY NOTES--0.0%
                4 7/8% 3/31/01 ++ ...................................................    $16,971      $16,830
                                                                                     -----------  -----------
                CORPORATE SHORT-TERM NOTES--1.5%
  1,400,000     American Express Credit Corp. (P1)
                (5.35% maturing 10/5/99).............................................  1,398,960    1,398,960
                                                                                     -----------  -----------
                Total Convertible Bonds and Notes--73.4%............................. 66,166,446   70,542,631
                Total Convertible Preferred Stocks--19.3%............................ 17,531,795   18,570,851
                Total Corporate Short-Term Notes--1.5%...............................  1,398,960    1,398,960
                                                                                     -----------  -----------
                Total Investments--94.2%.............................................$85,097,201   90,512,442
                                                                                     ===========  -----------
                Other assets and liabilities, net--5.8%..............................               5,527,579
                                                                                                  -----------
                Total Net Assets--100.0%.............................................             $96,040,021
                                                                                                  ===========

*  See Note 1(e)
+  Guaranteed by National Westminster Bank plc
** Ticker symbols: CSCO, CMCSK, TWX, IBM, LMGa and WCOM
++ Collateral for a letter of credit

ACES-a          Automatic Common Exchange Securities
ACES-b          Automatically Convertible Equity Securities
ADR             American Depositary Receipts
DARTS           Derivative Adjustable Ratio Securities
DECS            Debt Exchangeable for Common Stock
FELINE          Family of Equity-Linked Income Securities
GEMMS           Guaranteed Exchangeable Monetisation of Multiple Shares
LYON            Liquid Yield Option Note
MIPS            Monthly Income Preferred Securities
PEPS            Premium Equity Participating Securities
PIES-a          Premium Income Exchangeable Securities
PIES-b          Premium Income Equity Securities
PRIDES          Preferred Redeemable Increased Dividend Equity Securities
QUIPS           Quarterly Income Preferred Securities
SAILS           Stock Appreciation Income Linked Securities
SPuRS           Shared Preference Redeemable Securities
STRYPES         Structured Yield Product Exchangeable for Stock
TARGETS         Targeted Growth Enhanced Terms Securities
TRACES          Trust Automatic Common Exchange Securities

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed to be reliable but have not been audited by PricewaterhouseCoopers LLP.

The cost of investments for federal income tax purposes is $85,097,201 resulting in gross unrealized appreciation and depreciation of $10,513,507 and $5,098,266, respectively, or net unrealized appreciation of $5,415,241 on a tax cost basis.


               See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
                                                            September 30, 1999
                                                            ------------------
ASSETS:
   Investments at value (cost $85,097,201) (Note 1).........  $90,512,442
   Cash.....................................................      657,854
   Receivable for securities sold...........................    4,780,122
   Dividends and interest receivable........................      621,092
   Other assets.............................................       22,535
                                                              -----------
   Total assets.............................................   96,594,045
                                                              -----------
LIABILITIES:
   Payable for securities purchased.........................      502,538
   Accrued management fee (Note 2)..........................       10,290
   Accrued expenses ........................................       41,196
                                                              -----------
   Total liabilities .......................................      554,024
                                                              -----------
NET ASSETS .................................................  $96,040,021
                                                              ===========
NET ASSETS CONSIST OF:
   Undistributed net investment income .....................  $   490,195
   Undistributed net realized gain from investment
      transactions .........................................   10,529,930
   Unrealized appreciation on investments ..................    5,415,241
   Capital shares (Note 3)..................................       85,508
   Additional paid-in capital ..............................   79,519,147
                                                              -----------
NET ASSETS .................................................  $96,040,021
                                                              ===========
Net asset value per share
 ($96,040,021 / 8,550,786 outstanding shares                  $     11.23
                                                              ===========

------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1999
INVESTMENT INCOME (NOTE 1):
   Interest ................................................  $ 2,539,927
   Dividends ...............................................    1,307,347
                                                              -----------
      Total Income .........................................    3,847,274
                                                              -----------
EXPENSES (NOTE 2):
   Management fee ..........................................      714,357
   Custodian ...............................................       35,777
   Transfer agent ..........................................       30,567
   Professional fees .......................................       68,950
   Directors' fees .........................................       65,800
   Reports to shareholders .................................       43,631
   Treasurer's office ......................................       25,000
   Other ...................................................       61,331
                                                              -----------
      Total Expenses .......................................    1,045,413
                                                              -----------
NET INVESTMENT INCOME ......................................    2,801,861
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions ..........   10,525,513
   Net increase in unrealized appreciation of investments ..    1,575,266
                                                              -----------
   Net gain on investments .................................   12,100,779
                                                              -----------
   Net Increase in Net Assets Resulting from Operations ....  $14,902,640
                                                              ===========

            See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended September 30, 1999 and 1998
                                                                      1999           1998
                                                                  ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ......................................... $  2,801,861   $  2,734,991
  Net realized gain from investment transactions ................   10,525,513     10,663,221
  Net change in unrealized appreciation of investments ..........    1,575,266    (14,677,908)
                                                                  ------------   ------------
     Net change in net assets resulting from operations .........   14,902,640     (1,279,696)
                                                                  ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income .........................................   (2,684,269)    (2,823,662)
  Net realized gain on investments ..............................  (10,656,426)   (10,545,487)
                                                                  ------------   ------------
     Total dividends ............................................  (13,340,695)   (13,369,149)
                                                                  ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTE 3) .............................    7,039,766      7,265,578
                                                                  ------------   ------------
CHANGE IN NET ASSETS ............................................    8,601,711     (7,383,267)

Net assets at beginning of year .................................   87,438,310     94,821,577
                                                                  ------------   ------------
NET ASSETS AT END OF YEAR (including undistributed net investment
income of $490,195 and $372,603, respectively)................... $ 96,040,021   $ 87,438,310
                                                                  ============   ============

------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding:

                                                        YEARS ENDED SEPTEMBER 30,
                                       --------------------------------------------------------
Per Share Operating Performance:        1999      1998      1997      1996      1995       1994
                                       ------    ------    ------    ------    ------    ------
Net asset value, beginning of period . $11.18    $13.33    $11.80    $10.76    $ 9.72    $10.39
                                       ------    ------    ------    ------    ------    ------
Net investment income                    0.33      0.35      0.40      0.43      0.48      0.51
Net realized and unrealized gain (loss)  1.40     (0.65)     2.59      1.37      1.30     (0.58)
                                       ------    ------    ------    ------    ------    ------
  Total from investment operations ...   1.73     (0.30)     2.99      1.80      1.78     (0.07)
Less Distributions:
Dividends from net investment income .  (0.32)    (0.37)    (0.40)    (0.47)    (0.51)    (0.53)
Distributions from realized gains ....  (1.36)    (1.48)    (1.06)    (0.29)    (0.23)    (0.07)
                                       ------    ------    ------    ------    ------    ------
  Total distributions ................  (1.68)    (1.85)    (1.46)    (0.76)    (0.74)    (0.60)
                                       ------    ------    ------    ------    ------    ------
Net asset value, end of period ....... $11.23    $11.18    $13.33    $11.80    $10.76    $ 9.72
                                       ======    ======    ======    ======    ======    ======
Market value, end of period .........  $9.375    $10.00    $11.25    $9.875    $9.125    $8.375
Net assets, end of period ($000's) ..  96,040    87,438    94,822    78,395    69,769    61,316
Total Investment Return:
  Based on net asset value* .........   16.42%   (2.39)%    27.77%    17.43%    19.50%   (0.61)%
  Based on market value+                10.39%     5.21%    30.93%    17.13%    18.95%   (4.46)%
Ratios/Supplemental Data:
Ratio of expenses to average
  net assets ........................     1.1%      1.1%      1.2%      1.2%      1.2%      1.1%
Ratio of net investment income to
  average net assets ................     3.0%      3.0%      3.4%      3.9%      5.0%      5.2%
Portfolio turnover rate .............      67%       59%       71%       70%       44%       45%

* Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
+ Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies
Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $17,234 was earned on cash balances held by the custodian of the Fund's assets during the year ended September 30, 1999.

(c)  Federal Income Taxes
It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

(d)  Dividends and Distributions to Shareholders
The liability for dividends and distributions payable is recorded on the ex-dividend date.

(e)  Market Risk
It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $22,489,374 at September 30, 1999, representing 23.4% of net assets.

2.  Management Fee and Other Transactions with Affiliates
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended September 30, 1999. The officers of the Fund are also directors, officers or employees of the Adviser, and are compensated by the Adviser.

The Fund has adopted a Director deferred compensation arrangement, which allows the Directors to defer the receipt of all or a portion of Director Fees payable on or after October 31, 1998. The amount of these fees will remain an asset of the Fund. The Fund will be obligated to pay these fees, with interest, to the Directors who have elected to defer receipt of their fees on a future date or dates specified by the Directors, or as determined under the terms of the arrangement.

3.  Portfolio Activity
At September 30, 1999 there were 8,550,786 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). During the year ended September 30, 1999, 726,685 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $7,039,766.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $60,329,985 and $61,759,058, respectively, for the year ended September 30, 1999.

A distribution of $1.290 per share, derived from net investment income of
31.4 cents, and net realized gains on investments of 97.6 cents, was declared on October 18, 1999, payable November 29, 1999 to shareholders of record at the close of business October 29, 1999.

To the Shareholders and Board of Directors of Ellsworth Convertible Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the six years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

New York, New York
October 18, 1999

MISCELLANEOUS NOTES

THE YEAR 2000 ISSUE

Background. Like other investment companies as well as financial and business organizations around the world, the Fund could be adversely affected if the computer systems and embedded technology used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000.

Programs and Systems. The Adviser assessed and tested its internal computer programs and systems last year to ensure these programs and systems will be Year 2000 compliant. The computers used for trading and pricing are Pentium II desktop systems, certified to be Year 2000 compliant by the manufacturer, Dell Computer. The vendors whose accounting software the Adviser uses, Microsoft Corp. and Advent Software, have also supplied it with statements certifying that their products are now compliant.

In its daily operations, the Adviser relies on electrical power and telephone service to operate its copier, telefax and telephone systems. The power and telephone providers have stated, on their respective websites, that their mission-critical systems were compliant as of mid-1999. Based on statements made by the Adviser's landlord, it is expected that access to the Adviser's offices and the use of its facilities will continue without incident.

Second and Third Party Issues. The Bank of New York, the Fund's custodian, transfer agent and registrar, has publicly announced (in a press release dated January 11, 1999), that Year 2000 renovation and testing of mission-critical systems was completed by December 31, 1998, in compliance with requirements set forth by the Federal Financial Institutions Examination Council. In addition, the Bank also has programs in place to monitor the status of third party vendors and service providers.

Bloomberg, the Adviser's securities pricing service provider, has not released to the public the audit results of its testing, due to the proprietary nature of their systems.

The Adviser continues to receive updates from each of these and its other outside vendors as they become available.

Investments. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. For this reason, since 1998 the Adviser has been reviewing public filings and web page disclosures of each issuer and assessing each with respect to Year 2000 compliance. Some of the criteria the Adviser looks at are: costs incurred and estimates of system repair and replacement, whether or not there is a contingency plan prepared, and the status of second and third party issues. The Adviser continues to monitor these disclosures and uses them concurrently with its other methods of evaluating a security's value as an investment vehicle.

The Fund has not incurred any costs to date in the matter of the Year 2000 problem, nor do we expect the Fund to have any in the future.

Most Reasonably Likely Worst Case Year 2000 Scenario for the Fund. Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected. The failure to correct a material Year 2000 problem is perhaps most likely to occur with respect to the Bank of New York, the Fund's custodian, transfer agent and registrar. Although the Bank has made assurances that mission-critical systems are compliant as of 1998 year-end as stated previously, the Bank cannot ensure that all the vendors it relies upon are also completely compliant. The effects might include difficulty in the settlement of trades in a timely manner and dividend distribution delays. There is also the possibility that the Fund's fees to the Bank might be increased due to the Bank's increased cost of doing business. For the Adviser the problems that might be faced include the lack of telephone and power service needed to perform daily pricing and trading.

Such failures and others could materially and adversely affect the Fund's results of operations, liquidity and financial condition. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third parties, the Fund is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by The Bank of New York, the Fund has not made any contingency plans relating to the receipt of services the Bank provides. The staff members who are responsible for pricing the portfolio and trading own cellular telephones which would be used as backup to contact brokers if the main telephone systems and the Bloomberg pricing service were not available. The Adviser has purchased a laptop computer and a small generator to charge both the cell phone and laptop computer's batteries. The Adviser will bear the cost of this equipment and intends to review these plans periodically and to update them as circumstances change.
-----------------------------------------------------------------------------
IMPORTANT FACTORS REGARDING FORWARD-LOOKING STATEMENTS
Information contained within the letter to Shareholders constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements which reflect the intent, belief or expectations of the Company and its management regarding the anticipated effect of events, circumstances and trends should be considered forward-looking statements. These forward-looking statements are not guarantees of future performance and there are a number of meaningful factors which could cause the Company's results to vary materially from those indicated by any such statements. Factors which could cause actual results to differ from expectations include, among others, changes in individuals' savings rates or investment choices, an increase in interest rates, inflation or taxes, changes to foreign and domestic markets and economies in general, changes to the market for convertible securities or the inability of the Company's service providers and the companies whose securities the Company buys to resolve any Year 2000 issues.
----------------------------------------------------------------------------
AUTOMATIC DIVIDEND INVESTMENT AND CASH PAYMENT PLAN
Shareholders may participate in our reinvestment plan whereby all dividends and distributions are automatically invested in additional Ellsworth shares at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, The Bank of NY (The "Bank"), as your agent, will combine your dividends with those of other Plan participants, and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Bank, to be combined with other Plan monies, for purchase of additional Ellsworth shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Bank in your dividend reinvestment account.

At any time, you may instruct the Bank to sell all or any portion of your account. Also, you may deposit with the Bank any Ellsworth stock certificates you hold, for a one-time fee of $7.50.

All registered shareholders are eligible to join the Plan. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name.

To join the Plan, fill out and mail the authorization form located on the next page.
--------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Ellsworth Convertible Growth and Income Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

         Ellsworth Convertible Growth and Income Fund, Inc.
        Automatic Dividend Investment and Cash Payment Plan
                  Plan and Authorization Form
The Bank of New York
Dividend Reinvestment
P.O. Box 1958,
Newark, NJ 07101-9774

	I own, registered in my name.................... shares of Common Stock of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company").

	I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below. As a participant in this plan (the "Plan"), I may also wish to purchase additional shares of the Company through the Plan.
Authorization. You are authorized to act as my agent as follows:

	A. Establish an Account in my name.

	B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

	C. In connection with any fiscal year-end capital gains distribution, take the distribution (and any dividends from net investment income payable with the distribution) in Common Stock at market price or net asset value, whichever is lower.

	D. In connection with the Company's first three quarterly dividends in each fiscal year from net investment income (and any other dividends or distributions declared by the Company, other than those paid pursuant to paragraph C), take the dividend or distribution in Common Stock at net asset value if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower than the closing market price of the Common Stock on the American Stock Exchange on that trading day, plus brokerage commissions. If the market price of the Common Stock is lower than its net asset value, take the dividend or distribution in cash and add it to my Account.

	E. As soon as practicable after each cash payment is made to my Account in accordance with paragraph D above, use the funds in my Account to buy on the American Stock Exchange as many additional full shares of the Company's Common Stock (plus a fractional interest in one share computed to three decimal places) as are available at prices which are less than net asset value. If, before you have completed the purchase of all shares for the distribution at prices less than net asset value, the market price equals or exceeds the net asset value of such shares, then you shall pay the remaining proceeds of the distribution to the Company and take the balance of the distribution in shares of Common Stock at net asset value.

	F. I understand that as a Plan participant I may also voluntarily purchase additional shares through the Plan by delivering a check payable to the Bank for at least $100, but not more than $10,000 in any month for deposit into my Account. Within 30 days, the Bank will combine all similar monies received and purchase Company shares in the open market. Checks drawn on foreign banks are subject to collection and collection fees and will be invested the next investment date after funds have been collected.

	G. You may mingle the cash in my Account with similar funds of other stockholders of the Company for whom you act as agent under the Plan. The cost of the shares and any fractional interests you buy for my Account in connection with a particular dividend, distribution or cash purchase shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend, distribution or cash purchase.

	H. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

	I. I may instruct you at any time to liquidate all or any portion of the shares of the Company then held in my Account. I understand that the Bank will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Company that are subject to liquidation requests in the open market. The amount of proceeds I receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by you for all Plan participants who have given you liquidation requests.
						(over)

	J. I understand that there is presently no service charge for you serving as my agent and maintaining my Account, except that my Account will be charged a $1.25 service fee for each cash purchase transaction on my behalf pursuant to paragraph F. You may, in addition, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose an additional service charge.

	K. As a Plan participant I may deposit with the Bank Common Stock certificates of the Company that I now hold, to be added to my Account. A one-time fee of $7.50 is charged for this service.

	L. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.

Name and Address. My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

Please Print:
NAME OR NAMES.............................................................
                (print names exactly as on stock certificate)

NUMBER AND STREET.........................................................

CITY, STATE AND ZIP CODE..................................................

SOCIAL SECURITY NUMBER....................................................

Stock Certificates. I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

Income Tax. I understand that participation in the Plan for automatic investment of dividends and distributions and cash purchase of shares does not relieve me of any income tax which may be payable by me on such dividends and distributions and on expenses incurred by the Company on my behalf.

Amendments and Change of Agent. I understand that the company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the market price of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

Termination. I may terminate my Account at any time by delivering written notice to you prior to the record date of any dividend or distribution requesting either liquidation or a stock certificate. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their address as shown on your records, such termination to be effective as to all dividends and distributions payable to stockholders of record on any date more than 30 days after mailing of such notice and shall be effective 30 days after the mailing of such notice as to cash purchases. Following the date of termination, you shall send me at my address shown on your records either the proceeds of liquidation, or a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.


Signature(s).....................................  Date......................
	(if shares are in more than one name, all must sign.)

            .....................................

                             (over)

BOARD OF DIRECTORS

GORDON F. AHALT               Petroleum Consultant
WILLIAM A. BENTON             Retired Stock Exchange Specialist
ELIZABETH C. BOGAN            Senior Lecturer in Economics at
                              Princeton University
THOMAS H. DINSMORE, C.F.A.    Chairman of the Board of Ellsworth
DONALD M. HALSTED, JR.        Investor
GEORGE R. LIEBERMAN           Retired Advertising Executive
DUNCAN O. MCKEE               Retired Attorney
JANE D. O'KEEFFE              President of Ellsworth
NICOLAS W. PLATT              Public Relations Executive

OFFICERS

THOMAS H. DINSMORE            Chairman of the Board
JANE D. O'KEEFFE              President
SIGMUND LEVINE                Senior Vice President and Secretary
H. TUCKER LAKE                Vice President, Trading
GERMAINE M. ORTIZ             Assistant Vice President
GARY I. LEVINE                Treasurer and Assistant Secretary
MERCEDES A. PIERRE            Assistant Treasurer

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Investment Advisor
Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177
http://www.bcvecf.com
email: info@bcvecf.com

Shareholder Services and Transfer Agent
The Bank of New York
Shareholder Relations Department-11E
P.O Box 11258, Church Street Station
New York, NY 10286-1258
(800) 432-8224
http://stkxfer.bankofny.com

Common Stock Listing
American Stock Exchange Symbol: ECF

           ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                          65 MADISON AVENUE
                     MORRISTOWN, NEW JERSEY 07960

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